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2© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Agree Realty Overview (NYSE: ADC) OUR COMPANY NET LEASE REIT FOCUSED ON THE ACQUISITION & DEVELOPMENT OF HIGH-QUALITY RETAIL PROPERTIES Founded in 1971 by Executive Chairman, Richard Agree Public on the NYSE since 1994 $13.5 billion(1) retail net lease REIT headquartered in Royal Oak, Michigan 2,825 retail properties totaling 59.6 million square feet in all 50 states and the District of Columbia Investment grade issuer ratings of A- from Fitch, Baa1 from Moody’s, and BBB+ from S&P RETHINK RETAIL Capitalize on distinct market positioning in the retail net lease space Focus on industry- leading retailers through our three unique external growth platforms Leverage our real estate acumen and relationships to identify superior risk- adjusted opportunities Maintain a conservative and flexible capital structure that enables our growth trajectory Provide consistent, high-quality earnings growth and a well-covered, growing dividend A s o f J u n e 3 0, 2 02 6. (1) S e e G lo ss a ry b e g in n in g o n p a g e 4 1 fo r t h e d e fin iti o n o f E n te rp ris e V a lu e .

3© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. consistency noun steadfast adherence to the same principles, course, or form [ kuh n-sis-tuh n-see ]

4© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. As of June 30, 2026, unless otherwise noted. (1) Reflects revised full-year 2026 guidance provided by the Company on July 30, 2026. (2) Reflects total capital committed for the 20 projects. (3) See Glossary beginning on page 41 for the definition of Investment Grade. (4) See Glossary beginning on page 41 for the definition of Recapture Rate. (5) Proforma for the settlement of the Company’s outstanding forward equity as of June 30, 2026. (6) Anticipated net proceeds based on the applicable forward sale prices as of June 30, 2026. (7) Declared by the Company on July 14, 2026. Note: this presentation includes non- GAAP financial measures, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included in the Appendix herewith. Recent Highlights Increased 2026 investment guidance to $1.6 billion to $1.8 billion of high-quality retail net lease assets(1) Raised approximately $686 million of forward equity in 1H 2026 via the Company's ATM program(6) 20 development or DFP projects completed or under construction for $200 million as of quarter end(2) Declared a monthly cash dividend of $0.267 per common share for July, a 4.3% year-over-year increase(7) Approximately 73% of base rents acquired in Q2 2026 derived from investment grade retailers(3) Approximately $1.1 billion of outstanding forward equity as of quarter end(6) Raised 2026 AFFO per share guidance to $4.57 to $4.59, representing 5.8% year-over- year growth at the midpoint(1) Invested a Company record $502 million during Q2 2026 across 102 high-quality retail net lease assets 3.7x Proforma Net Debt to Recurring EBITDA as of quarter end(5) 1.6 million square feet of leasing activity in 1H 2026 with a recapture rate of approximately 105%(4) Fortress balance sheet with liquidity of approximately $1.9 billion(5)

5© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Total liquidity of approximately $1.9 billion(1) $300 million of forward starting swaps at ~4.1% No material debt maturities until 2028 Positioned for Growth “With our portfolio continuing to perform exceptionally well, a fortress balance sheet backed by $1.9 billion in liquidity, and robust activity across all three of our external growth platforms, we are increasing full-year 2026 investment guidance....” - JOEY AGREE, Q2 2026 EARNINGS RELEASE Total Liquidity $1.1B $0.8B $21M Forward Equity Outstanding Revolver Capacity Cash Approximately $1.1 billion of outstanding forward equity as of quarter end(2) As of June 30, 2026. (1) Proforma for the settlement of the Company’s outstanding forward equity as of June 30, 2026. (2) Anticipated net proceeds based on the applicable forward sale prices as of June 30, 2026.

6© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. ADC’s Retail Thought Leadership Launched acquisition platform in 2010 with a focus on e-commerce resistance  Launched RETHINK RETAIL campaign to challenge misperceptions about the future of brick & mortar Published proprietary ADC White Papers highlighting omnichannel retail trends Avoided or actively disposed of troubled retail sectors including theaters, pharmacy, car washes, health & fitness and entertainment retail  Early identification of promising retailers:

7© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Omni-Channel Vision IDENTIFIED CRITICAL ROLE OF NET LEASE IN DRIVING OMNI-CHANNEL STRATEGY “The strongest and most resilient retailers in today’s omni- channel world have embraced a comprehensive approach that blurs the historical lines between e- commerce distribution and brick & mortar operations.” - Agree Knowledge Base: Omni-Channel 101 “Every retailer in the country is going to [have to] have billions of dollars, national retailers, to experiment, to test and eventually effectuate a true omni-channel experience because you can't be an e-commerce-based retailer or just a brick-and-mortar-based retailer today, it doesn't work.”                     - Joey Agree “So, I think as retailers look forward in 2016 and beyond and they're looking in the omni-channel world, how is their e-commerce presence, online ordering, physical pick up, more and more retailers are going to realize the benefit of net leased retail.” - Joey Agree, Q1 2016 Earnings Call “COVID reaffirmed our belief that, one, we're heading toward a world where all retailers are omni- channel. Brick-and-mortar is an integral part of that omni-channel overall experience.” - Joey Agree, 2022 Citi Conference

8© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION October 2020 Rated BBB by S&P and Baa1 by Moody’s Q2 2016 “While neither Tractor Supply Company nor Hobby Lobby maintains a public credit rating, both possess investment-grade quality financials with very strong balance sheets.” Q1 2017 “…it's a great company, it's got a fantastic balance sheet. …and we have a great relationship and respect for them.” Q3 2018 “We have a fantastic relationship with their real estate team. The business is really thriving. They have no national competition. They also have the highest-rated e-commerce website of any retailer.” Investment Foresight As of June 30, 2026. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects Tractor Supply’s market capitalization from 12/31/2012 to 6/30/2026. ADC has acquired over 130 locations since 2013 and today TSCO is our 2nd largest tenant. Q3 2013 Acquired first Tractor Supply

9© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION Q3 2017 Acquired first Gerber Collision Q4 2018 “…We think they're the premier auto collision operator in the United States…We'll continue to work with them on all types of opportunities through all 3 external growth platforms…” Q1 2022 “…identifying early on a retailer that we thought was in a tremendous position to access a fragmented space and had the balance sheet capabilities to do so.” ADC built preferred development relationship with Gerber Collision, developing over 25 locations to help spearhead organic growth. They are now our 10th largest tenant with over 120 locations. As of June 30, 2026. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects The Boyd Group’s market capitalization from 12/31/2013 to 6/30/2026. Q1 2018 “Now you see Gerber Collision in the collision space. Again, a company that's owned by Boyd Group of Canada, conservative, disciplined leaders in the collision space.” 2014 Identified and met with The Boyd Group for the first time Q4 2025 Boyd Group Services Inc. launched its U.S. IPO, strengthening its presence in U.S. capital markets and broadening its investor base

10© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION Leveraged all three external growth platforms to make Sunbelt Rentals our 13th largest tenant today with over 65 locations. As of June 30, 2026. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects Ashtead Group’s market capitalization from 12/31/2014 to 6/30/2026, including its transition to trading on the NYSE as Sunbelt Rentals Holdings, Inc. in March 2026. Q4 2015 Acquired first Sunbelt Rentals Q4 2019 “… the only investment-grade operator in the country. If you look at the equipment ownership versus rental in this country…. it is very, very low relative to Western Europe. And so, there's a big opportunity in this country for equipment rental rather than ownership.” April 2019 Rated BBB- by S&P August 2018 Rated Baa3 by Moody’s Q1 2022 “Our decision to invest in Sunbelt Rentals was recently reinforced by their upgraded BBB rating by Fitch.” February 2026 Sunbelt Rentals Holdings, Inc. announces its listing on the NYSE and is assigned a BBB issuer rating by Fitch Ratings

11© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION Since 2012, ADC has acquired or developed over 65 TJX locations, and TJX is now our 6th largest tenant. As of June 30, 2026. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects The TJX Companies’ market capitalization from 12/30/2011 to 6/30/2026. Q3 2012 Developed first TJ Maxx Q4 2023 “the off-price retailers, it's all the TJX concepts…These operators have the desire to continue to expand across all of their different flags.” August 2015 Upgraded to A2 by Moody’s Q2 2017 “At the same time, in terms of women's apparel, you look at T.J. Maxx…the off- price retailers have thrived.” Q4 2017 “the TJX Companies …is now our #5 tenant. We have a strong bias towards off-price retail and the experience and value proposition that it provides for consumers. We enjoy a strong working relationship with TJX...” January 2015 Jerry Rossi, former Group President of The TJX Companies, joined Agree Realty’s Board of Directors

12© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 30% 27% 22% 17% 12% 8% 5% 3% 2% 1% 1% 1% 1% <1% <1% Q2 2017 “our Walgreens concentration was down to 8.8% at quarter end, below our goal of sub-10% by year-end.” Q1 2021 “With this transaction, CVS has surpassed Walgreens as our largest pharmacy tenant…we continue to favor CVS as the sector leader, given their innovation and adaptation to consumer preferences and overall market dynamics in the pharmacy space.” Q1 2019 “I think the pharmacy space, in general, really has some work to do on the front end predominantly of those stores. And we'd like to see some ingenuity and creativity driving traffic into those stores and driving margin as well as top line revenue to the front end of those stores.” ADC reduced Walgreens exposure from 30% in 2012 to less than 1% and reduced overall Pharmacy exposure to 3.4%. Exposure is as of year-end 2012 through June 30, 2026, and is measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. 2023 Downgraded to Baa3 by Moody’s in January. Downgraded to BBB- by S&P in October. Downgraded to Ba2 by Moody’s in December. 2024 Downgraded to Ba3 by Moody’s in July. Downgraded to BB by S&P in July Downgraded to BB- by S&P in December. 2025 Walgreens entered into a definitive agreement to be acquired by private equity firm Sycamore Partners. The transaction closed in August 2025.

13© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Capital Markets Leader INNOVATIVE BALANCE SHEET MANAGEMENT “We view the forward equity offering as a prudent way to further fortify our balance sheet and lock in an accretive cost of capital while mitigating external risks and market volatility.” - JOEY AGREE, Q3 2018 EARNINGS CALL ADC was the first net lease REIT to issue forward equity in March 2018 Since 2018, $43B of forward equity has been raised in the net lease space Lowest cost preferred equity issuance in net lease REIT history at 4.25% $63 million of net swap proceeds received since 2021, driving over $6 million of annual interest savings(1) Forward equity has accounted for ~96% of all net lease issuance since 2023 As of June 30, 2026. (1) Swap proceeds reflect net payments received upon the termination of forward-starting swaps.

14© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Disciplined Capital Allocator CONSERVATIVE WACC CALCULATION DRIVES CONSISTENT & SUPERIOR EARNINGS GROWTH ADC WACC CALCULATION WEIGHTING FORM OF CAPITAL COST 75% Equity(1) 5.8% 25% Long-Term Debt(2) 5.2% WACC 5.6% PEER WACC CALCULATION WEIGHTING FORM OF CAPITAL COST 65% Equity(1) 5.8% 25% Five-Year Term Loan 4.9% 10% Free Cash Flow After Dividend 0.0% WACC 5.0% 150+ bps – Pedal to the Metal! 100 - 150 bps – Investments Generate Healthy Accretion 75 - 100 bps – Investments Generate Sufficient Accretion <75 bps – Investments Not Sufficiently Accretive As of July 24, 2026. (1) The cost of equity is calculated using the share price as of July 24, 2026, compared to consensus forward 12-month AFFO per share. (2) Long-term debt reflects anticipated rate for 10-year unsecured bond offering based in part on market estimates. Any differences are the result of rounding. ü Cost of equity is based on forward 12-month consensus AFFO per share ü Cost of debt reflects anticipated rate for 10-year unsecured bond offering WACC CALCULATION COMPARISON NET LEASE INVESTMENT SPREADS x Using short-term debt and adding unburdened free cash flow artificially improves cost of capital by ~60 bps

15© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Best-in-Class Total Shareholder Returns As of June 30, 2026. Comparison includes ADC, the MSCI US REIT Index (RMZ), the S&P MidCap 400, and the Triple Net Lease Peer Group. (1) Total Return Performance is calculated on a daily basis using total return metrics, which reflect stock price appreciation along with the reinvestment of dividends. (2) The Triple Net Lease Peer Group includes the following companies: EPR Properties, Getty Realty Corp., NNN REIT, Inc., Realty Income Corporation, and W.P. Carey. Past performance is not necessarily indicative of future results. Total Return Performance(1) 1 c 10-YEAR TOTAL SHAREHOLDER RETURNS HAVE OUTPERFORMED PEERS AND MAJOR INDICES Our strong earnings growth, well-covered dividend, high-quality portfolio, and fortress balance sheet have driven best-in-class total shareholder returns. Net Lease Peers(2)Agree Realty S&P Mid Cap 400MSCI US REIT Index

The Country’s Leading Retail Portfolio

17© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. As of June 30, 2026. Any differences are a result of rounding. (1) See Glossary beginning on page 41 for definitions of Equity Market Capitalization, Enterprise Value and Investment Grade. (2) Proforma for the settlement of the Company’s outstanding forward equity as of June 30, 2026.  TENANT / CONCEPT ANNUALIZED BASE RENT % OF TOTAL Walmart $45,862 5.8 % Tractor Supply 37,728 4.7 % Dollar General 29,112 3.7 % Hobby Lobby 26,772 3.4 % O'Reilly Auto Parts 23,843 3.0 % TJX Companies 23,389 2.9 % CVS 22,826 2.9 % Best Buy 22,133 2.8 % Kroger 21,645 2.7 % Gerber Collision 21,376 2.7 % Lowe's 20,960 2.6% 7-Eleven 19,698 2.5 % Sunbelt Rentals 18,976 2.4 % Sherwin-Williams 17,204 2.2 % Burlington 15,765 2.0 % Home Depot 15,553 2.0 % Dollar Tree 13,888 1.7 % BP 13,527 1.7 % Wawa 13,252 1.7 % Genuine Parts Company (NAPA Auto Parts) 12,172 1.5 % Other 360,010 45.1 % Total $795,691 100.0% Agree Realty Snapshot TENANT SECTOR ANNUALIZED BASE RENT % OF TOTAL Grocery Stores $80,336 10.1 % Home Improvement 71,808 9.0 % Convenience Stores 66,221 8.3 % Tire & Auto Service 59,200 7.4 % Auto Parts 51,494 6.5 % Dollar Stores 49,416 6.2 % Off-Price Retail 45,945 5.8 % Farm And Rural Supply 39,537 5.0 % General Merchandise 38,397 4.8 % Crafts And Novelties 29,331 3.7 % Other 264,006 33.2 % Total $795,691 100.0% Equity Market Capitalization(1) $9.4 Billion Enterprise Value(1) $13.5 Billion Property Count 2,825 Net Debt to EBITDA 5.2x / 3.7x(2) Investment Grade %(1) 65.8% Company Overview Top Tenants ($ in thousands) Top Retail Sectors ($ in thousands)

18© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. BEST-IN-CLASS RETAILERS WITH CONSERVATIVE BALANCE SHEETS Strong Investment Grade Portfolio 14% SUB-INVESTMENT GRADE(1) 20% NOT RATED(1) 66% INVESTMENT GRADE(1) As of June 30, 2026. Any differences are a result of rounding. (1) See Glossary beginning on page 41 for definitions of Investment Grade, Sub-Investment Grade and Not Rated. Retail Credit Type (% of ABR)

19© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. INDUSTRY-LEADERS OPERATING IN E-COMMERCE RESISTANT SECTORS National and Super-Regional Retailers 2% FRANCHISE(1) 10% SUPER-REGIONAL(1) 88% NATIONAL(1) As of June 30, 2026. Any differences are a result of rounding. (1) See Glossary beginning on page 41 for definitions of National, Franchise and Super-Regional. Retail Tenant Type (% of ABR)

20© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. As of June 30, 2026. (1) See Glossary beginning on page 41 for the definition of Weighted-Average Lease Term. (2) See Glossary beginning on page 41 for definitions of Investment Grade, Sub-Investment Grade and Not Rated. FEE SIMPLE OWNERSHIP + SIGNIFICANT TENANT INVESTMENT Ground Lease Portfolio Breakdown Ground Lease Credit Overview (% of ABR) 85% INVESTMENT GRADE(2) 10% NOT RATED(2) 5% SUB-INVESTMENT GRADE(2) Ground Lease Portfolio Overview 268 Leases 10.2% of total portfolio ABR 8.9 years weighted- average lease term(1) Top Ground Lease Tenants (% of ABR) 14% 14% 12% 8% 5% 5% 3% 3% 3% 2%

21© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. FIRST EXPIRATION HIGHLIGHTS EMBEDDED VALUE WITH 159% RECAPTURE RATE Ground Lease Value Creation Chase Bank - Stockbridge, GA New Lease Rent Per Square Foot $46.54 New Lease Term(2) 15 Years Rental Increases 10% Every 5 Years Options 3 x 5 Years x 10% Annualized Base Rent $193,083 Prior Lease Rent Per Square Foot $29.26 Remaining Lease Term(1) 0.1 years Rental Increases None Remaining Options None Remaining Annualized Base Rent $110,007 See Glossary beginning on page 41 for the definition of Recapture Rate. (1) Reflects remaining lease term at the time the lease extension was executed. (2) New lease commenced in Q1 2023.

22© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. $13.02 $14.78 $19.03 $21.09 $21.30 $23.60 $25.34 $29.89 $30.21 66% 52% 42% 32% 22% 19% —% —% —% —% Leading, Pure-Play Retail Net Lease REIT HIGHLY DIVERSIFIED PORTFOLIO WITH THE LOWEST RENT PSF(1) AND HIGHEST INVESTMENT GRADE % Average Rent PSF(1) Investment Grade Concentration Top 3 Sector Concentration(2) ADC data as of June 30, 2026. Peer data as of March 31, 2026. (1) Average Rent PSF was calculated using a cash-based annualized rent figure, where available, based on each company’s definition. Based on retail rent and square footage. (2) W. P. Carey and Realty Income report similar or lower Top 3 Sector Concentrations due in part to significantly broader sector classifications— 86 and 92 sectors, respectively—compared to ADC’s more targeted categorization across 32 retail-focused sectors. 90% 86% 73% 43% 39% 36% 32% 27% 27% 24%

Disciplined Investment Strategy & Active Portfolio Management

24© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Engage in consistent dialogue to understand store performance and tenant sustainability Leverage relationships to identify the best risk-adjusted opportunities Our Investment Strategy THREE-PRONGED GROWTH STRATEGY COMPREHENSIVE REAL ESTATE SOLUTIONS FOR LEADING RETAILERS A C Q U IS IT IO N S D EV EL O PM EN T D EV EL O PE R FU N D IN G PL A TF O RM RETAILER RELATIONSHIPS Agree leverages its three distinct investment platforms to target industry-leading retailers in e-commerce and recession resistant sectors

25© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. What Has ADC Been Investing In? The retail landscape continues to dynamically evolve as market forces cause disruption and change. To mitigate risk in a period of continued disruption, the Company adheres to a number of investment criteria, with a focus on four core principles: Focus on leading operators that have matured in omni- channel structure or those in e-commerce resistant sectors OMNI-CHANNEL CRITICAL (E-COMMERCE RESISTANCE) Emphasize a balanced portfolio with exposure to counter-cyclical sectors and retailers with strong credit profiles RECESSION RESISTANCE Strong emphasis on leading operators with strong balance sheets and avoidance of private equity sponsored retailers AVOIDANCE OF PRIVATE EQUITY SPONSORSHIP Protects against unforeseen changes to our top-down investment philosophy STRONG REAL ESTATE FUNDAMENTALS & FUNGIBLE BUILDINGS

26© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. TOP-DOWN FOCUS ON LEADING RETAILERS IN THE U.S. PAIRED WITH A BOTTOMS-UP REAL ESTATE ANALYSIS Large & Fragmented Opportunity Set REAL ESTATE FUNDAMENTALS •Rents ≤ market •Fungibility of building MARKET RENTS •Limited competition •Strong market presence COMPETITION •Access •Visibility •Demographics •Major retail corridor •Strong traffic drivers RETAIL SYNERGY ADC reviewed over $103 billion of opportunities since 2018 $10.0 BILLION acquired since 2018 As of June 30, 2026.

27© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. As of July 24, 2026. Store counts include both leased and owned locations and were obtained from company filings and third-party sources including CS News, CSP Daily News, CT Insider, Progressive Grocer and ScrapeHero. Table is representative and does not include all retailers.  170,000+ NET LEASE OPPORTUNITIES AND GROWING WITH BEST-IN-CLASS RETAILERS Sandbox Offers Runway for Growth Auto Parts Stores 23,700+ Farm & Rural Supply Stores 2,600+ Crafts & Novelties Stores 1,000+ Quick-Service Restaurants 35,000+ Equipment Rental Stores 2,900+ Warehouse Clubs 1,500+ Home Improvement Stores 9,400+ Consumer Electronics Stores 1,300+ Grocery Stores 13,700+ Dealerships 500+ Convenience Stores 31,100+ Off-Price Retail Stores 6,900+ Tire & Auto Service Stores 5,800+ Dollar Stores 30,400+ General Merchandise Stores 7,100+

28© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. $701 $1.3B $1.4B $1.6B $1.2B $867 $1.4B $19 $27 $27 $55 $84 $120 2019 2020 2021 2022 2023 2024 2025 2026 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 ADC HAS INVESTED NEARLY $12 BILLION IN HIGH-QUALITY RETAIL NET LEASE PROPERTIES SINCE 2010 Track Record of Execution DEVELOPMENT & DFP(2)ACQUISITIONS Investment Activity ($ in millions, unless otherwise noted) As of June 30, 2026, unless otherwise noted. (1) Reflects full-year 2026 investment volume guidance provided by the Company on July 30, 2026. Investment volume includes capital deployed through the Company’s acquisition, development and DFP platforms. (2) Reflects capital deployed into development and DFP projects completed or under construction during the period. (1) $1.6B - $1.8B $61

29© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. $67.2M $49.4M $58.0M $45.8M $9.7M $98.4M $44.1M $40.9M 2019 2020 2021 2022 2023 2024 2025 2026 BERLIN, NJ HOUSTON, TX PORTAGE, MI CANTON, MI FOCUSED ON NON-CORE ASSET SALES & CAPITAL RECYCLING Active Portfolio Management As of June 30, 2026. Graph is representative and does not include all dispositions. Total Dispositions 2010-2026: $643 million STALLINGS, NC FORT WORTH, TX OH (2) & PA (2) FLOWOOD, MS MAPLEWOOD, MN TYLER, TX BELTON, MO MI (2), NY & FL VA (3) MIDLAND, MI UT (2), ND & MT PENSACOLA, FL OH (3), WV, & VA TOPEKA, KS INDIANAPOLIS, IN KIRKLAND, WA JACKSONVILLE BEACH, FL IL (1), ND (1) & OH (1) MICHIGAN (2) ST. GEORGE, UT SC (2) & TX (1) AUSTIN, TX JACKSONVILLE, FL SC (1) & MN (1) AURORA, CO WYLIE, TX FL (5) FL (2) FL (3) OLATHE, KS BROWNSBURG, IN MANITOWOC, WI VA (2), MI, OH (2), LA, IL Henderson, NV NAPLES, FL FL (3), CA TX, AL

Fortified Balance Sheet

31© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. $10 $42$50 $410 $450 $475 $475 $300 $300 $450 $400 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 $0 $100 $200 $300 $400 $500 $600 As of June 30, 2026. (1) Excludes $497.0 million of outstanding short-term commercial paper notes. Subsequent to June 30, 2026, the mortgage note payable was paid in full at maturity on July 15, 2026. (2) There were no outstanding borrowings on the Company’s revolving credit facility as of June 30, 2026. The revolving credit facility matures in August 2029 assuming two 6-month extension options are exercised. (3) See Glossary beginning on page 41 for definitions of Equity Market Capitalization, Enterprise Value, Net Debt to Enterprise Value and Fixed Charge Coverage Ratio. (4) Reflects net debt to annualized Q2 2026 recurring EBITDA. (5) Proforma for the settlement of the Company's outstanding forward equity as of June 30, 2026. Leading With Our Fortress Balance Sheet CAPITALIZATION STATISTICS Equity Market Capitalization(3) $9.4 Billion Enterprise Value(3) $13.5 Billion Net Debt to Enterprise Value(3) 28.5% CREDIT METRICS Fixed Charge Coverage Ratio(3) 4.1x Net Debt to Recurring EBITDA(4) 5.2x / 3.7x(5) Issuer Ratings A- / Baa1 / BBB+ Ratings Outlooks Stable / Stable / Stable Debt Maturities ($ in millions) SECUREDUNSECURED NO MATERIAL DEBT MATURITIES UNTIL 2028 (2) <$1 (1)

32© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. STRONG CAPITAL MARKETS EXECUTION HAS PROVIDED AMPLE LIQUIDITY; ~$12 BILLION OF ACTIVITY SINCE 2010 Capital Markets Track Record Reflects gross proceeds from equity and long-term debt raised through June 30, 2026. Forward equity and delayed-draw debt offerings are shown in the year they were raised, rather than settled or drawn. Capital Markets Activity ($ in millions) COMMON EQUITYUNSECURED DEBTSECURED DEBT PREFERRED EQUITY $225 $125 $350 $650 $300 $350 $450 $750 $531 $433 $988 $1,095 $1,322 $371 $1,103 $714 $695 $175 2018 2019 2020 2021 2022 2023 2024 2025 2026 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $42

33© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. (includes outstanding forward equity offerings) ADC HAS BEEN AT OR BELOW 4.5X PROFORMA NET DEBT TO RECURRING EBITDA SINCE 2018 Low Leverage = Strong Positioning As of June 30, 2026. Proforma Net Debt to Recurring EBITDA deducts the Company’s outstanding forward equity offerings for each period from the Company’s net debt for each period. PROFORMA NET DEBT TO RECURRING EBITDANET DEBT TO RECURRING EBITDA 4.5x 4.5x 4.7x 4.8x 4.9x 4.9x 4.9x 4.9x 5.2x 5.1x 4.9x 5.1x 5.2x 4.1x 4.5x 4.3x 4.3x 4.1x 3.6x 3.3x 3.4x 3.1x 3.5x 3.8x 3.2x 3.7x Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026

34© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 172 CONSECUTIVE COMMON DIVIDENDS PAID; AVERAGE AFFO PAYOUT RATIO OF ~74% OVER PAST 10 YEARS Growing, Well-Covered Monthly Dividend As of June 30, 2026. Reflects common dividends per share declared in each year, rounded to two decimals. 172 consecutive common dividends paid includes 65 monthly dividends and 107 quarterly dividends. 5%+ 10-Year C AGR A n n u a l D iv id e n d s D e c la re d P e r S h a re

35© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Focus on industry leading, national & super-regional retailers provides for a relationship with some of the most environmentally conscientious retailers in the world  The Company anticipates its new headquarters will achieve LEED certification, with features including EV charging stations, motion activated lighting and high-quality building materials Executed over 125 green leases with tenants, resulting in Gold-level recognition from Green Lease Leaders for four consecutive years ADC’s Board has nine directors, seven of whom are independent; six new independent directors added since 2018 The Board's independent directors have a median tenure of five years The Nominating & Governance Committee has formal oversight responsibility for the Company’s ESG program The Company enhanced our alignment with the ISSB IFRS S1 and S2 disclosure standards, building on our previous work with the SASB and TCFD frameworks and reflecting our dedication to transparent reporting The Agree Wellness program focuses on Health Wellness & Financial Wellness to enhance employee well-being Ongoing professional development is offered to help all team members advance their careers The Company has recently sponsored charities including the Bottomless Toy Chest, Forgotten Harvest, FAR Therapeutic Arts & Recreation, Care House of Oakland County, and Michigan Veterans Foundation ADC has received awards from Globe St, Crain’s Detroit Business, Piper Sandler, NREI, and Best and Brightest in Wellness recognizing its outstanding corporate culture and wellness initiatives SOCIAL RESPONSIBILITY DEDICATED TO SUSTAINABILITY AND GOOD CORPORATE CITIZENSHIP Agree Realty’s ESG Practices ENVIRONMENTAL PRACTICES CORPORATE GOVERNANCE

36© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Investment Summary Highlights FORTIFIED BALANCE SHEET HIGHEST-QUALITY RETAIL REAL ESTATE INVESTMENT GRADE ISSUER RATINGS R o b u st g ro w th tr a je c to ry MULTI-YEAR TRACK RECORD OF EXECUTION Well-covered &consistent dividend

37© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED.

38© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Quarterly Reconciliation of Proforma Net Debt to Recurring EBITDA Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Mortgage notes payable, net $47,701 $42,952 $42,811 $42,666 $42,518 $42,366 $42,210 $42,050 $41,886 $41,718 $41,546 $41,370 $41,190 Unsecured term loan, net 0 346,639 346,798 346,947 347,115 347,274 347,452 347,609 347,767 347,900 348,074 596,683 696,277 Senior unsecured notes, net 1,793,198 1,793,777 1,794,312 1,794,874 2,236,223 2,236,948 2,237,759 2,238,451 2,582,892 2,583,685 2,584,608 2,585,618 2,586,556 Unsecured revolving credit facility 303,000 49,000 227,000 330,000 43,000 49,000 158,000 322,000 247,000 389,000 320,500 469,650 497,000 Total Debt per the Consolidated Balance Sheet $2,143,899 $2,232,368 $2,410,921 $2,514,487 $2,668,856 $2,675,588 $2,785,421 $2,950,110 $3,219,545 $3,362,303 $3,294,728 $3,693,321 $3,821,023 Unamortized debt issuance costs and discounts, net $19,050 $21,731 $20,947 $20,145 $28,537 $27,563 $26,483 $25,544 $30,854 $29,838 $28,650 $28,941 $28,318 Total Debt $2,162,949 $2,254,099 $2,431,868 $2,534,632 $2,697,393 $2,703,151 $2,811,904 $2,975,654 $3,250,399 $3,392,141 $3,323,378 $3,722,262 $3,849,341 Cash and cash equivalents $(8,068) $(6,384) $(10,907) $(6,314) $(9,639) $(13,237) $(6,399) $(7,915) $(5,824) $(13,696) $(16,295) $(25,077) $(12,518) Cash held in escrows (4,179) (3) (3,617) (9,120) (14,615) 0 0 (3,254) (3,087) (3,182) (4,327) (6,128) (8,672) Net Debt $2,150,702 $2,247,712 $2,417,344 $2,519,198 $2,673,139 $2,689,914 $2,805,505 $2,964,485 $3,241,488 $3,375,263 $3,302,756 $3,691,057 $3,828,151 Anticipated Net Proceeds from Forward Equity Offerings $(202,026) $0 $(235,619) $(236,769) $(431,073) $(724,955) $(919,909) $(917,114) $(1,289,392) $(1,036,110) $(716,058) $(1,371,612) $(1,084,983) Proforma Net Debt $1,948,676 $2,247,712 $2,181,725 $2,282,429 $2,242,066 $1,964,959 $1,885,596 $2,047,371 $1,952,096 $2,339,153 $2,586,698 $2,319,445 $2,743,168 Net Income $41,015 $41,657 $46,101 $45,014 $54,913 $44,528 $45,377 $47,148 $49,353 $52,279 $56,209 $62,231 $54,809 Interest expense, net 19,948 20,803 22,371 24,451 26,416 28,942 29,095 30,764 32,274 35,212 36,362 35,970 40,278 Income and other tax expense 709 709 709 1,149 1,004 1,077 1,075 825 425 225 260 500 375 Depreciation of rental real estate assets 28,145 29,769 31,119 31,966 33,531 33,941 38,397 37,164 38,698 40,867 42,427 44,324 46,210 Amortization of lease intangibles - in-place leases and leasing costs 14,328 15,258 15,611 15,996 16,424 17,056 17,652 18,064 19,679 19,715 20,367 21,708 22,188 Non-real estate depreciation 277 598 527 501 499 507 517 527 562 597 642 667 696 Provision for impairment 1,315 3,195 2,665 4,530 0 2,694 0 4,331 2,961 2,980 1,600 1,400 5,900 (Gain) loss on sale or involuntary conversion of assets, net (319) 20 (1,550) (2,041) (7,176) (1,794) (430) (772) (1,510) (1,056) (2,047) (2,225) (2,526) EBITDAre $105,418 $112,009 $117,553 $121,566 $125,611 $126,951 $131,683 $138,051 $142,442 $150,819 $155,820 $164,575 $167,930 Run-Rate Impact of Investment, Disposition & Leasing Activity $4,276 $5,207 $2,344 $1,376 $1,890 $2,446 $4,055 $4,421 $4,356 $5,601 $4,405 $5,227 $4,867 Amortization of above (below) market lease intangibles, net 8,711 8,293 7,481 8,295 8,297 8,294 8,350 8,546 8,537 9,344 9,988 10,678 11,233 Recurring EBITDA $118,405 $125,509 $127,378 $131,237 $135,798 $137,691 $144,088 $151,018 $155,335 $165,764 $170,213 $180,480 $184,030 Annualized Recurring EBITDA $473,620 $502,036 $509,512 $524,948 $543,192 $550,764 $576,352 $604,072 $621,340 $ 663,056 $680,852 $721,920 $736,120 64 Total Debt per the Consolidated Balance Sheet to Annualized Net Income 13.1x 13.4x 13.1x 14.0x 12.2x 15.0x 15.3x 15.6x 16.3x 16.1x 14.7x 14.8x 17.4x Net Debt to Recurring EBITDA 4.5x 4.5x 4.7x 4.8x 4.9x 4.9x 4.9x 4.9x 5.2x 5.1x 4.9x 5.1x 5.2x Proforma Net Debt to Recurring EBITDA 4.1x 4.5x 4.3x 4.3x 4.1x 3.6x 3.3x 3.4x 3.1x 3.5x 3.8x 3.2x 3.7x

39© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Net Income $39,762 $45,797 $58,790 $58,798 $80,763 $91,972 $122,876 $153,035 $170,547 $189,832 $204,989 Series A Preferred Stock Dividends 0 0 0 0 0 0 (2,148) (7,437) (7,437) (7,437) (7,437) Net Income attributable to OP Common Unitholders $39,762 $45,797 $58,790 $58,798 $80,763 $91,972 $120,728 $145,598 $163,110 $182,395 $197,552 Depreciation of rental real estate assets $11,466 $15,200 $19,507 $24,553 $34,349 $48,367 $66,732 $88,685 $115,617 $137,835 $159,155 Amortization of lease intangibles - in-place leases and leasing costs 4,957 8,135 7,076 8,271 11,071 17,882 28,379 44,107 58,967 67,128 77,825 Provision for impairment 0 0 0 2,319 1,609 4,137 1,919 1,015 7,175 7,224 11,872 (Gain) loss on sale or involuntary conversion of assets, net (12,135) (9,964) (14,193) (11,180) (13,306) (8,004) (15,111) (5,258) (1,849) (11,441) (5,386) Funds from Operations - OP Common Unitholders $44,050 $59,168 $71,180 $82,761 $114,486 $154,354 $202,647 $274,147 $343,020 $383,141 $441,018 Loss on extinguishment of debt & settlement of related hedges $0 $0 $0 $0 $0 $0 $14,614 $0 $0 $0 $0 Amortization of above (below) market lease intangibles, net and assumed mortgage debt discount, net 0 0 5,091 10,668 13,501 15,885 24,284 33,563 33,430 33,571 36,749 Core Funds from Operations - OP Common Unitholders $44,050 $59,168 $76,271 $93,429 $127,987 $170,239 $241,545 $307,710 $376,450 $416,712 $477,767 Straight-line accrued rent $(2,450) $(3,582) $(3,548) $(4,648) $(7,093) $(7,818) $(11,857) $(13,176) $(12,142) $(12,711) $(17,356) Stock based compensation expense 1,992 2,441 2,589 3,227 4,106 4,995 5,467 6,464 8,338 10,805 12,991 Amortization of financing costs and original issue discounts 494 516 574 578 706 826 1,197 3,141 4,403 5,988 7,074 Loss on extinguishment of debt 180 333 0 0 0 0 0 0 0 0 0 Non-real estate depreciation 62 72 78 146 283 509 618 778 1,693 2,024 2,328 Other (463) (541) (230) 0 (475) 0 0 0 0 0 0 Adjusted Funds from Operations - OP Common Unitholders $43,865 $58,407 $75,734 $92,732 $125,514 $168,751 $236,970 $304,917 $378,742 $422,818 $482,804 FFO Per Common Share and OP Unit - Diluted $2.39 $2.54 $2.54 $2.53 $2.75 $2.93 $3.00 $3.45 $3.58 $3.75 $3.95 Core FFO Per Common Share and OP Unit - Diluted $2.39 $2.54 $2.72 $2.85 $3.08 $3.23 $3.58 $3.87 $3.93 $4.08 $4.28 Adjusted FFO Per Common Share and OP Unit - Diluted $2.38 $2.51 $2.70 $2.83 $3.02 $3.20 $3.51 $3.83 $3.95 $4.14 $4.33 Weighted Average Number of Common Shares and OP Units Outstanding - Diluted 18,413,034 23,307,418 28,047,966 32,748,741 41,571,233 52,744,353 67,486,698 79,512,005 95,785,031 102,223,923 111,548,264 Annual Reconciliation of Net Income to FFO, Core FFO and AFFO Note: The Company began reporting Core FFO in 2018.

40© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “can,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions. Forward-looking statements, including statements regarding our financial projections and operations, are based on certain assumptions and can include future expectations, future economic, competitive and market conditions, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Certain factors could occur that might cause actual results to vary, including the potential adverse effect of ongoing worldwide economic uncertainties, disruptions in the banking system and financial markets, and increased inflation on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets, the general deterioration in national economic conditions, tenant financial health, property acquisitions and the timing of these investments and acquisitions, weakening of real estate markets, decreases in the availability of credit, increases in interest rates, adverse changes in the retail industry, the Company’s continuing ability to qualify as a REIT and other risks and uncertainties as described in greater detail in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Except as required by law, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investors section of the Company’s website at www.agreerealty.com. Most information in this presentation is as of June 30, 2026, unless otherwise noted. The Company undertakes no duty to update the statements in this presentation to conform the statements to actual results or changes in the Company’s expectations.

41© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Glossary This presentation includes certain non-GAAP financial measures and other defined terms. These non-GAAP measures are presented as supplemental information and should not be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Definitions of non-GAAP measures, as well as certain GAAP and other financial and operating terms, are presented alphabetically below. AFFO Payout Ratio is calculated as common dividends per share divided by AFFO per share for the same period. The Company believes this measure is a useful supplemental indicator of dividend coverage and the sustainability of its dividend policy. This measure is not a substitute for measures prepared in accordance with GAAP, and the Company’s calculation may differ from similarly titled measures used by other companies. Annualized Base Rent (“ABR”) represents the annualized amount of contractual minimum rent required by tenant lease agreements, computed on a straight-line basis. ABR is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes annualized contractual minimum rent is useful to management, investors, and other interested parties in analyzing concentrations and leasing activity. Components of Funds From Operations, Core FFO, and AFFO Funds from Operations (“FFO” or “Nareit FFO”) is defined by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”) to mean net income computed in accordance with GAAP, excluding gains (or losses) from sales of real estate assets and/or changes in control, plus real estate related depreciation and amortization and any impairment charges on depreciable real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. FFO should not be considered an alternative to net income as the primary indicator of the Company’s operating performance, or as an alternative to cash flow as a measure of liquidity. Further, while the Company adheres to the Nareit definition of FFO, its presentation of FFO is not necessarily comparable to similarly titled measures of other REITs due to the fact that all REITs may not use the same definition. Core Funds from Operations (“Core FFO”) the Company defines Core FFO as Nareit FFO with the add-back of (i) noncash amortization of acquisition purchase price related to above- and below- market lease intangibles and discount on assumed debt and (ii) certain infrequently occurring items that reduce or increase net income in accordance with GAAP. Management believes that its measure of Core FFO facilitates useful comparison of performance to its peers who predominantly transact in sale-leaseback transactions and are thereby not required by GAAP to allocate purchase price to lease intangibles.  Unlike many of its peers, the Company has acquired the substantial majority of its net-leased properties through acquisitions of properties from third parties or in connection with the acquisitions of ground leases from third parties. Core FFO should not be considered an alternative to net income as the primary indicator of the Company’s operating performance, or as an alternative to cash flow as a measure of liquidity. Further, the Company’s presentation of Core FFO is not necessarily comparable to similarly titled measures of other REITs due to the fact that all REITs may not use the same definition. Adjusted Funds from Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO further adjusts FFO and Core FFO for certain non-cash items that reduce or increase net income computed in accordance with GAAP. Management considers AFFO a useful supplemental measure of the Company’s performance, however, AFFO should not be considered an alternative to net income as an indication of its performance, or to cash flow as a measure of liquidity or ability to make distributions. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and therefore may not be comparable to such other REITs.

42© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Glossary Components of Net Debt to Recurring EBITDA EBITDAre is defined by Nareit to mean net income computed in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization, any gains (or losses) from sales of real estate assets and/or changes in control, any impairment charges on depreciable real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company considers the non-GAAP measure of EBITDAre to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance. The Company considers EBITDAre a key supplemental measure of the Company's operating performance because it provides an additional supplemental measure of the Company's performance and operating cash flow that is widely known by industry analysts, lenders and investors. The Company’s calculation of EBITDAre may not be comparable to EBITDAre reported by other REITs that interpret the Nareit definition differently than the Company. Recurring EBITDA The Company defines Recurring EBITDA as EBITDAre with the add-back of noncash amortization of above- and below- market lease intangibles, and after adjustments for the run-rate impact of the Company's investment and disposition activity for the period presented, as well as adjustments for non-recurring benefits or expenses. The Company considers the non-GAAP measure of Recurring EBITDA to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance. The Company considers Recurring EBITDA a key supplemental measure of the Company's operating performance because it represents the Company's earnings run rate for the period presented and because it is widely followed by industry analysts, lenders and investors. Our Recurring EBITDA may not be comparable to Recurring EBITDA reported by other companies that have a different interpretation of the definition of Recurring EBITDA. Our ratio of net debt to Recurring EBITDA is used by management as a measure of leverage and may be useful to investors in understanding the Company’s ability to service its debt, as well as assess the borrowing capacity of the Company. Our ratio of net debt to Recurring EBITDA is calculated by taking annualized Recurring EBITDA and dividing it by our net debt per the consolidated balance sheet. Total Debt and Net Debt The Company defines Total Debt as debt per the consolidated balance sheet excluding unamortized debt issuance costs, original issue discounts and debt discounts.  Net Debt is defined as Total Debt less cash, cash equivalents and cash held in escrows. The Company considers the non-GAAP measures of Total Debt and Net Debt to be key supplemental measures of the Company's overall liquidity, capital structure and leverage because they provide industry analysts, lenders and investors useful information in understanding our financial condition. The Company's calculation of Total Debt and Net Debt may not be comparable to Total Debt and Net Debt reported by other REITs that interpret the definitions differently than the Company. The Company presents Net Debt on both an actual and proforma basis, assuming the net proceeds of the Forward Offerings (see below) are used to pay down debt. The Company believes the proforma measure may be useful to investors in understanding the potential effect of the Forward Offerings on the Company's capital structure, its future borrowing capacity, and its ability to service its debt. Anticipated Net Proceeds from Outstanding Forwards Since the first quarter of 2018, the Company has utilized forward sale agreements to sell shares of common stock. Selling common stock through forward sale agreements enables the Company to set the price of such shares upon pricing the offering (subject to certain adjustments) while delaying the issuance of such shares and the receipt of the net proceeds by the Company. Given the Company’s frequent use of forward sale agreements, the Company considers the non-GAAP measure of Anticipated Net Proceeds from Outstanding Forwards to be a key supplemental measure of the Company's overall liquidity, capital structure and leverage. The Company defines Anticipated Net Proceeds from Outstanding Forwards as the number of shares outstanding under forward sale agreements at the end of each quarter, multiplied by the applicable forward sale price for each agreement, respectively. This is also referred to as Outstanding Forward Equity. Enterprise Value is calculated as the sum of net debt, the liquidation value of the Company’s preferred stock, and the market value of the Company’s outstanding shares of common stock, assuming the conversion of Agree Limited Partnership common units into common stock. Equity Market Capitalization represents the market value of the Company’s outstanding shares of common stock, calculated based on the closing price of the Company’s common stock on the NYSE on the date specified, and assuming the conversion of Agree Limited Partnership common units into common stock.

43© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Glossary Fixed Charge Coverage Ratio is calculated as Trailing Twelve Month (“TTM”) Fixed Charge EBITDA divided by TTM Fixed Charges. TTM Fixed Charge EBITDA represents TTM EBITDA adjusted for straight-line rent and capital expenditure adjustments, and TTM Fixed Charges consist of interest expense, preferred share dividend payments, and scheduled principal payments. The Company believes this measure is a useful supplemental indicator of its ability to service fixed financial obligations, though it is not a substitute for measures prepared in accordance with GAAP and may not be comparable to similarly titled measures used by other companies. Investment Type Classifications Acquisitions refer to the purchase of individual properties or portfolios by the Company. Acquisitions generally involve the acquisition of stabilized assets and require limited tenant improvements relative to the overall investment. Developments refer to projects in which the Company directly controls the development process, typically including land acquisition, lease negotiation, due diligence, design, and construction. Development projects typically involve ground-up construction or significant redevelopment. Developer Funding Platform (“DFP”) transactions involve the Company partnering with developers or retailers, typically on in-process development projects, and providing capital and development expertise. In DFP transactions, the Company generally does not lead the development process, but supports execution through funding and oversight. The Company owns the asset outright upon completion. Net Debt to Enterprise Value represents the ratio of the Company’s net debt to its Enterprise Value and is used to evaluate the Company’s capital structure and balance sheet leverage. Recapture Rate measures the percentage of annualized cash rent (for the first year of the lease, excluding free rent periods) achieved on leasing activity relative to the expiring lease's annualized cash rent. Retail Credit Type Investment Grade (“IG”) refers to ABR derived from tenants, or parent or subsidiary entities thereof, that have an investment grade credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings, or the National Association of Insurance Commissioners (“NAIC”). Not Rated (“NR”) refers to ABR derived from tenants, or parent or subsidiary entities thereof, that do not have a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings, or the NAIC. Sub-Investment Grade (“SIG”) refers to ABR derived from tenants, or parent or subsidiary entities thereof, that have a credit rating below investment grade from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings, or the NAIC. Retail Tenant Type Franchise refers to tenants whose locations are owned and operated by franchisees, rather than directly by a corporate entity. National refers to tenants that operate a nationwide store footprint across multiple regions of the United States and generate revenue from a broadly diversified geographic base. Super-Regional refers to tenants that operate a large, multi-state store footprint, but whose operations are concentrated in specific regions of the United States rather than nationwide. Weighted-Average Capitalization Rate for acquisitions and dispositions, it is defined as the sum of contractual fixed annual rents computed on a straight- line basis over the primary lease terms and anticipated annual net tenant recoveries, divided by the purchase and sale prices for occupied properties.  Weighted-Average Lease Term (“WALT”) represents the remaining contractual lease term of in-place leases, weighted by ABR, and excludes vacant properties and lease extension options.

44© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONTACT PETER COUGHENOUR Chief Financial Officer (248) 737-4190 investors@agreerealty.com